UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2020 (April 28, 2020)
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky		001-33998	61-0156015
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400			40222
Louisville,	Kentucky
(Address of Principal Executive Offices)			(Zip Code)
(502)-636-4400
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry Into a Material Definitive Agreement.
On April 28, 2020, Churchill Downs Incorporated, a Kentucky corporation (the “Company”), entered into an amendment (the “Amendment”) to its Credit Agreement (as amended, the “Credit Agreement”), dated December 27, 2017, among the Company, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders and other financial institutions party thereto.
The Amendment, among other things, (i) provides for a financial covenant relief period through the date on which the Company delivers its quarterly financial statements and compliance certificate for the fiscal quarter ending June 30, 2021 (unless earlier terminated by the Company or upon the Company making restricted payments above certain amounts) (the "Financial Covenant Relief Period"), (ii) amends the definition of “Consolidated EBITDA” in the Credit Agreement with respect to the calculation of Consolidated EBITDA for the first two fiscal quarters after the termination of the Financial Covenant Relief Period, (iii) extends certain deadlines and makes certain other amendments to the Company’s financial reporting obligations, (iv) places certain restrictions on restricted payments during the Financial Covenant Relief Period, and (v) amends the definitions of “Material Adverse Effect” and “License Revocation” in the Credit Agreement to take into consideration COVID-19.
During the Financial Covenant Relief Period, the Company will not be required to comply with its existing consolidated total secured net leverage ratio financial covenant and the interest coverage ratio financial covenant. The Company has agreed to a minimum liquidity financial covenant that requires the Company and its restricted subsidiaries to maintain liquidity of at least $150.0 million during the Financial Covenant Relief Period (with liquidity being the sum of (x) unrestricted cash and cash equivalents plus (y) the availability of the revolving facility under the Credit Agreement).
The foregoing description is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
The following material is being furnished as an exhibit to the Current Report on Form 8-K.

Exhibit Number	Description
10.1	Second Amendment to Credit Agreement, dated April 28, 2020, among Churchill Downs Incorporated, the subsidiary guarantors and the lenders parties thereto, and JPMorgan Chase Bank, N.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
April 29, 2020	/s/ Marcia A. Dall
By: Marcia A. Dall
Title: Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)